UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE

In re: NutraMax Products, Inc.                         Case No.         00-1838
-------------------------------------------
                    Debtor                 Reporting Period  05/02/00-06/03/2000

                          MONTHLY OPERATING REPORT
          File with Court and submit copy to United States Trustee
                    within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

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                                                       DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                      FORM NO.       ATTACHED      ATTACHED
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Schedule of Cash Receipts and
  Disbursements                         MOR-1               X
     Bank Reconciliation (or copies
       of debtor's bank
       reconciliations)                 MOR-1 (con't)       X
     Copies of bank statements                                          X
     Cash disbursements journals                            X
Statement of Operations                 MOR-2               X
Balance Sheet                           MOR-3                           X
Status of Postpetition Taxes            MOR4                X
     Copies of IRS Form 6123 or
       payment receipt                                      X
     Copies of tax returns filed
       during reporting period                                          X
Summary of Unpaid Postpetition Debts    MOR4                X
     Listing of aged accounts
       payable
Accounts Receivable Reconciliation
  and Aging                             MOR-5               X
Debtor Questionnaire                    MOR-5               X
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I declare  under  penalty of perjury  (28  U.S.C.  Section  1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


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Signature of Debtor                                         Date

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Signature of Joint Debtor                                   Date


/s/ Dawn E. Larson                                          7/19/00
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Signature of Authorized Individual*                         Date



Dawn E. Larson                                   Chief Financial Officer
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Printed Name of Authorized Individual            Title of Authorized Individual




* AUTHORIZED INDIVIDUAL MUST BE AN OFFICER, DIRECTOR, OR SHAREHOLDER IF DEBTOR IS A CORPORATION; A PARTNER IF DEBTOR IS A PARTNERSHIP; A MANAGER OR MEMBER IF DEBTOR IS A LIMITED LIABILITY COMPANY.
                                                                Form MOR

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE

In re: NutraMax Products, Inc.                         Case No.        00-1838
-------------------------------------------
                    Debtor                  Reporting Period 5/02/00-6/03/2000

                SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement
The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM 1R-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account [See MOR-1 (CON'T)]

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                CUMULATIVE
                                           BANK ACCOUNTS                        CURRENT MONTH                 FILING TO DATE
                           OPER.        PAYROLL     TAX        OTHER         ACTUAL        PROJECTED        ACTUAL        PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH  $   106,931   $ 237,447   0      $ (  337,252)   $      7,126            0     $      7,126              0

RECEIPTS
CASH SALES                                                                $        -                    $        -                0
ACCOUNTS RECEIVABLE        7,733,443                                      $  7,733,443    7,456,000     $  7,733,443      7,456,000
SALE OF ASSETS                                                            $        -                    $        -                0
OTHER (ATTACH LIST)              -                                        $        -                    $        -                0
TRANSFERS (FROM DIP ACCTS)   337,153     241,756             2,710,523    $  3,289,432                  $  3,289,432              0
ADVANCES FROM REVOLVER       262,OOO                                      $    262,000    1,295,000     $    262,000      1,295,000
TOTAL RECEIPTS             8,332,596     241,756             2,710,523      11,284,875    8,751,000     $ 11,284,875      8,751,000

DISBURSEMENTS
PAYROLL & TAXES            1,841,709           -                          $  1,841,709    2,377,000     $  1,841,709      2,377,000
                                 -             -                          $        -                    $        -                0
SALES, USE, & OTHER TAXES        -             -                          $        -                    $        -                0
INVENTORY PURCHASES        2,254,810           -             2,605,541    $  4,860,351    4,909,000     $  4,860,351      4,909,000
SECURED/RENTAL/LEASES            -             -                38,748    $     38,748                  $     38,748              0
OPERATING EXPENSES            27,828           -             1,520,026    $  1,547,854    1,307,000     $  1,547,854      1,307,000
ADMINISTRATIVE                                 -                          $        -                    $        -                0
SELLING                          -             -                          $        -                    $        -                0
LOAN PAYMENTS                    -             -                          $        -         39,000     $        -           39,000
OTHER (ATTACH LIST)          100,002      99,459         -    (153,269)   $     46,192      119,000     $     46,192        119,000
                                               -                          $        -                    $        -                0
OWNER DRAW*                      -             -                          $        -                    $        -                0
TRANSFERS (TO DIP ACCTS)   2,952,279     337,153                          $  3,289,432                  $  3,289,432              0
                                               -                          $        -                    $        -                0
PROFESSIONAL FEES                -             -                18,938    $     18,938                  $     18,938              0
U.S. TRUSTEE QUARTERLY FEES      -             -         -                $        -                    $        -                0
COURT COSTS                      -             -         -                $        -                    $        -                0
TOTAL DISBURSEMENTS        7,176,628     436,612         -   4,029,984      11,643,224    8,751,000     $ 11,643,224      8,751,000

NET CASH FLOW              1,155,968    (194,856)        -  (1,319,461)   $   (358,349)         -       $   (358,349)             0
(RECEIPTS LESS
  DISBURSEMENTS)                                                                                        $        -                0
CASH-END OF MONTH          1,262,899      42,591            (1,656,713)   $   (351,223)          0      $   (351,223)             0

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
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


THE FOLLOWING SECTION MUST BE COMPLETED
-----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                                      11,643,224
  LESS TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                       $ 3,289,432
  PLUS ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (ie, from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                           8,353,792
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                          Form MOR-1

OTHER DETAIL

  LOAN FEES                100,000.00                                             100000
  CANCELED CHECKS                                             (313,279.00)
  CAPITAL EXPENDITURES                                                             50000
  J/E to reconcile accounts             99,460.00
  Variance between G/L &
  manual records                                               160,010.00
  Other Non-Oper expense                                                         500000
  Rounding                       2.00       (1.00)
  TOTAL                    100,002.00   99,459.00     0.00    (153,269.00)    650,000.00

Note: For the Operating and the Other/Disbursements Account, the source for the expense categorization is a manual log kept by the Treasurer. All receipts data is from G/L entries as are Transfers to DIP Accounts and Payroll and Taxes.

test
  cash flow line      1,155,968.00  (194,856.00)    0.00       (1,319,461)    (358,349.00) (1,514,317.00)
  receipts - disb     1,155,968.00  (194,856.00)    0.00       (1,319,461)    (358,349.00) (1,514,317,00)

  var                         0.00         0.00     0.00             0.00           0.00            0.00


                                                                                               Form MOR-1

In re: NutraMax Products, Inc.                         Case No.       00-1838
-------------------------------------------
                    Debtor                 Reporting Period  05/02/00-06/03/00


                                                       STATEMENT OF OPERATIONS
                                                          (INCOME STATEMENT)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

-------------------------------------------------------------------------------------------------------------------
                                                                                                  Cumulative Filing
REVENUES                                                                                 Month          to Date
-------------------------------------------------------------------------------------------------------------------

Gross Revenues                                                                       9,656,601.00 $   9,656,601.00
Less: Returns and Allowances                                                     $     380,653.00 $     380,653.00
Net Revenue                                                                      $   9,275,948.00 $   9,275,948.00
COST OF GOODS SOLD
Beginning Inventory                                                              $ 15,400,713.00  $  15,400,713.00
Add: Purchases                                                                   $   4,704,701.00 $   4,704,701.00
Add: Cost of Labor                                                               $     992,589.00 $     992,589.00
Add: Other Costs (attach schedule)                                               $   1,899,155.00 $   1,899,155.00
Less: Ending Inventory                                                           $  15,730,531.00 $  15,730,531.00
Cost of Goods Sold                                                               $   7,266,627.00 $   7,266,627.00
Gross Profit                                                                     $   2,009,321.00 $   2,009,321.00
CORPORATE GENERAL & ADMINISTRATIVE EXPENSES
Advertising/Trade Shows                                                          $     157,882.00 $     157,882.00
Auto and Truck Expense                                                           $       1,434.00 $       1,434.00
Bad Debts                                                                        $      84,000.00 $      84,000.00
Contributions                                                                    $         204.00 S         204.00
Employee Benefits Programs                                                       $      36,190.00 $      36,190.00
Insider Compensation*                                                            $     165,081.00 S     165,081.00
Insurance                                                                        $      10,209.00 $      10,209.00
Management Fees/Bonuses                                                          $      47,290.00 $      47,290.00
Office Expense                                                                   $       5,894.00 $       5,894.00
Pension & Profit Sharing Plans                                                   $            -   $            -
Repairs and Maintenance                                                          $      10,493.00 $      10,493.00
Rent and Lease Expense                                                           $      45,322.00 $      45,322.00
Salaries/Commissions/Fees                                                        $     297,465.00 $     297,465.00
Supplies                                                                         $       1,578.00 $       1,578.00
Taxes - Payroll                                                                  $      12,847.00 $      12,847.00
Taxes - Real Estate                                                              $            -   $            -
Taxes - Other                                                                    $       4,778.00 $       4,778.00
Travel and Entertainment                                                         $      18,468.00 $      18,468.00
Utilities                                                                        $       4,005.00 S       4,005.00
Other (attach schedule)                                                          $     692,067.00 $     692,067.00
Total Operating Expenses Before Depreciation                                     $   1,595,207.00 $   1,595,207.00
Depreciation/Depletion/Amortization                                              $      12,705.00 $      12,705.00
Net Profit (Loss) Before Other Income & Expenses                                 $     401,409.00 $     401,409.00
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                   $       5,092.00 $       5,092.00
Interest Expense                                                                 $     753,413.00 $     753,413.00
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items                                    $    (346,912.00)$    (346,912.00)
REORGANIZATION ITEMS
Professional Fees                                                                $     136,620.00 $     136,620.00
U.S. Trustee Quarterly Fees                                                      $            -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)     $            -
Gain (Loss) from Sale of Equipment                                               $            -
Other Reorganization Expenses (attach schedu1e)                                  $            -
Total Reorganization Expenses                                                    $     136,620.00 $     136,620.00
Income Taxes                                                                     $         150.00 $         150.00
Net Profit (Loss)                                                                $    (483,682.00)$    (483,682.00)

*  "Insider" is defined in 11 U.S.C. Section 101(31)

                                                                                                        Form MOR-2

                                                   STATEMENT OF OPERATIONS - continuation sheet

-------------------------------------------------------------------------------------------------------------------
                                                                                                  Cumulative Filing
BREAKDOWN OF "OTHER" CATEGORY                                                            Month          to Date
-------------------------------------------------------------------------------------------------------------------

Other Costs

     QA/QC & Manufacturing Overhead                                              $      1,899,155 $      1,899,155



Other Operational Expenses
     Material Handling Equipment                                                 $            923 $            923
     Outside Labor                                                               $         51,692 $         51,692
     Dues & Subscriptions                                                        $          1,299 $          1,299
     Licenses & Fees                                                             $            849 $            849
     Miscellaneous                                                               $         87,199 $         87,199
     Prof. Services                                                              $          1,314 $          1,314
     Freight/Out                                                                 $        482,439 $        482,439
     Royalties                                                                   $         27,000 $         27,000
     Recruiting Fees                                                             $         23,295 $         23,295
     Bank Service Fees                                                           $          3,845 $          3,845
     Other Professional Fees                                                     $         12,212 $         12,212
Other Income
     Interest Income                                                             $          5,092 $          5,092



Other Expenses





Other Reorganization Expenses
-----------------------------------------------------------------------------------------------------------------------

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                                                                Form MOR-2 (CONT)

                       UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF DELAWARE

In re: NutraMax Products, Inc.          Case No. 00-1838
                    Debtor              Reporting Period:  05/02/00 - 06/03/2000


MOR-3, Balance Sheet, will be submitted shortly.

In re: NutraMax Products, Inc.                         Case No.         00-1838
       -------------------------------
                    Debtor               Reporting Period:  05/02/00 - 06/03/00


                       STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

---------------------------------------------------------------------------------------------------------------------------------
                                                                   AMOUNT                                                 ENDING
                                                   BEGINNING       WITHHELD      AMOUNT                      CHECK NO.     TAX
                                                   TAX LIABILITY  OR ACCRUED     PAID         DATE PAID      OR EFT      LIABILITY
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
Withholding                                        $     -        $ 217,115   $ 217,115     see attached                 $      -
FICA-Employee                                      $     -        $  90,154   $  90,154     see attached                 $      -
FICA-Employer                                      $     -        $  90,265   $  90,265     see attached                 $      -
Unemployment                                       $     -        $   3,795   $   3,795     see attached                 $      -
Income                                             $     -        $     -           -                                    $      -
Other Disability tax                               $     -        $     255   $     255     see attached                 $      -
     Total Federal Taxes                           $     -        $ 401,584   $ 401,584     $       -         $ -        $      -

STATE AND LOCAL

Withholding                                        $     -        $  47,443   $  47,443     see attached                 $      -
Sales                                              $     -        $     -     $     -                                    $      -
Excise                                             $     -              -           -                                           -
Unemployment                                       $     -        $  13,919   $  13,919     see attached                 $      -
Real Property                                      $     -        $  45,000   $     -                                    $ 45,000
Personal Property                                  $     -        $     -     $     -                                    $    -
Other franchise tax                                $     -        $   4,750   $     -                                    $  4,750

     Total State and Local                         $     -        $ 111,112   $  61,362     $      -         $ -         $  4,750

TOTAL TAXES                                        $     -        $ 512,696   $ 462,946     $      -         $ -         $ 54,500
---------------------------------------------------------------------------------------------------------------------------------


                                                 SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

---------------------------------------------------------------------------------------------------------------------------------
                                                                            Number of Days Past Due
                                                   -----------------------------------------------------------------
                                                       Current        0-30        31-60        61-90       Over 90         Total
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                   $ 4,541,382
Wages Payable                                      $   823,832
Taxes Payable                                      $    49,750
Rent/Leases-Building                               $       -
Rent/Leases-Equipment                              $       -
Secured Debt/Adequate Protection Payments          $   977,374
Professional Fees                                  $    (4,833)
Amounts Due to Insiders*                           $       -
Other See MOR-3 CONT for detail                    $   489,704
Other:
      --------------                               $       -
TOTAL POSTPETITION DEBTS                           $ 6,877,209    $      -      $    -       $    -      $    -   $    -  $   -
--------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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
*"Insider" is defined in 11 U.S.C. Section 101(31)

                                                                                                                      Form MOR-4

In re: NutraMax Products, Inc.                         Case No.         00-1838
       -------------------------------
                    Debtor                Reporting Period:    5/02/00-06/03/00

        ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------
                Accounts Receivable Reconciliation                  Amount
-------------------------------------------------------------------------------
Total Accounts Receivable at the
  beginning of the reporting period                              $11,005,547
+ Amounts billed during the period                               $ 8,731,424
- Amounts collected during the period                            $ 7,733,443
Total Accounts Receivable at the end of
  the reporting period                                           $12,003,528

Accounts Receivable Aging

0 - 30 days old                                                  $12,220,925
31-60 days old                                                   $ 1,140,039
61-90 days old                                                   $   201,249
91+ days old                                                     $   443,211
Total Accounts Receivable                                        $14,005,416
Amount considered uncollectible (Bad Debt)                       $ 2,001,888
Accounts Receivable (Net)                                        $12,003,528
-------------------------------------------------------------------------------

                            DEBTOR QUESTIONNAIRE

-------------------------------------------------------------------------------
                                                                  Yes      No
-------------------------------------------------------------------------------

1.   Have any assets been sold or transferred outside the
     normal course of business this reporting period? If
     yes, provide an explanation below.                                    X

2.   Have any funds been disbursed from any account other
     than a debtor in possession account this reporting
     period? If yes, provide an explanation below.                         X

3.   Have all postpetition tax returns been timely filed? If
     no, provide an explanation below.                             X

4.   Are workers' compensation, general liability, and other
     necessary insurance coverages in effect? If no, provide
     an explanation below.                                         X
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                                                                     Form MOR-5